UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21515

TS&W / Claymore Tax-Advantaged Balanced Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

J. Thomas Futrell
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2010 - June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

June 30, 2010
(Unaudited)

TS&W/Claymore Tax-Advantaged Balanced Fund

TYW

TS&W Thompson, Siegel & Walmsley LLC
INVESTMENT MANAGEMENT

CLAYMORE®
A GUGGENHEIM PARTNERS COMPANY

www.claymore.com/tyw

... home port for the LATEST,

most up-to-date INFORMATION about the

TS&W/Claymore Tax-Advantaged Balanced Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/tyw, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Thompson, Siegel & Walmsley LLC, SMC Fixed Income Management, LP and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear Shareholder|

We thank you for your investment in the TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”).This report covers the Fund’s performance for the semiannual period ended June 30, 2010.

The Fund’s investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.The Fund focuses its investments mainly on (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as “municipal securities”) and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate.The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities and real estate investment trusts.

Claymore Advisors, LLC is the investment adviser (“Adviser”) to the Fund and is responsible for managing the Fund’s overall asset allocation. Claymore entities provided supervision, management or servicing on approximately $15.3 billion in assets as of June 30, 2010.Two Investment Sub-Advisers are responsible for day-to-day management of the Fund’s investments.Thompson, Siegel & Walmsley LLC (“TS&W”) manages the Fund’s equity portfolio and other non-municipal income-producing securities.As of June 30, 2010,TS&W managed or supervised approximately $7.2 billion in assets. SMC Fixed Income Management, LP (“SMC”) is responsible for the Fund’s portfolio of municipal securities.As of June 30, 2010, SMC managed or supervised approximately $1.2 billion in assets. Collectively,TS&W and SMC are also referred to as the “Sub-Advisers.”

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2010, the Fund provided a total return based on market price of 3.52% and a total return based on NAV of -0.91%.As of June 30, 2010, the Fund’s market price of $9.53 per share represented a discount of 9.75% to its NAV of $10.56 per share. Past performance is not a guarantee of future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly dividends of $0.1800 on March 31 and June 30, 2010.The most recent dividend represents an annualized distribution rate of 7.56% based on the Fund’s closing market price of $9.53 on June 30, 2010.This translates to a tax-advantaged distribution rate of 10.94% for investors in the 35% federal income tax bracket, based on the 2009 tax characteristics of distributions paid. However, there is no guarantee that this level of income will be maintained.

On October 15, 2009, Guggenheim Partners, LLC, a global diversified financial services firm, and Claymore Group Inc. (“Claymore”), the parent company of the Fund’s adviser, announced the completion of a previously announced merger.As a result of the transaction, Claymore and its associated entities, including Claymore Securities, Inc., Claymore Advisors, LLC and Claymore Investments, Inc. (in Canada), are now indirect wholly-owned subsidiaries of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under supervision.

On February 19, 2010, the Fund announced that it had entered into a new investment advisory agreement with Claymore Advisors, LLC and new investment sub-advisory agreements with TS&W and SMC upon receiving the necessary shareholder approval.These new agreements were necessary because the former agreements were automatically terminated upon the merger of Claymore with Guggenheim Partners.

In an effort to enhance shareholder value, the Fund announced on January 2, 2009, the adoption of an open-market share repurchase plan (the “Plan”) authorizing the purchase of up to 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable

Semiannual Report | June 30, 2010 | 3

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Dear Shareholder continued

regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund.There is no assurance that the Fund will purchase shares at any particular discount levels or in any particular amounts.There is also no assurance that the market price of the Fund’s shares, either absolutely or relative to the net asset value, will increase as a result of any share repurchases.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 29 of the Fund’s semiannual report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about what impacted the performance of the Fund during the first half of 2010 and the Adviser’s and Sub-Advisers’ views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/tyw.

Sincerely,

J. Thomas Futrell
Chief Executive Officer
TS&W/ClaymoreTax-Advantaged Balanced Fund

4 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Questions & Answers|

The TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) is managed jointly by Thompson, Siegel &Walmsley LLC (“TS&W”) and SMC Fixed Income Management, LP (“SMC”).The portfolio management teams apply their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund.The individuals named below are responsible for managing the Fund.

Vincent R. Giordano, Portfolio Manager, Managing Member SMC Fixed Income Management, LP

Mr. Giordano is a Managing Member of SMC. He leads SMC’s municipal fixed-income investment management team and co-manages the Fund’s municipal securities portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC (“Claymore”) and Merrill Lynch. He has more than 30 years of investment experience.

RobertoW. Roffo, Portfolio Manager, Managing Director SMC Fixed Income Management, LP

Mr. Roffo co-manages the Fund’s municipal securities portfolio. He has more than 15 years of investment management experience focused on the municipal securities market. Prior to joining SMC, Mr. Roffo was employed by Claymore and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor’s Degree from the University of Massachusetts.

Paul A. Ferwerda, CFA, Portfolio Manager, Senior Vice President –Domestic Equity and Research Thompson, Siegel &Walmsley LLC

Mr. Ferwerda is responsible for the day-to-day management of the Fund’s common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

William M. Bellamy, CFA, Portfolio Manager, Vice President Thompson, Siegel &Walmsley LLC

Mr. Bellamy joined TS&W in 2002. He has over 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund’s taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview, Claymore,TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund’s performance for the six months ended June 30, 2010.

Please remind us of this Fund’s objective and strategy.

The Fund’s investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.The Fund seeks to achieve its objective by investing in a portfolio of assets consisting primarily of (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as “municipal securities”) and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate.The portfolio is comprised primarily of municipal securities, equity securities, preferred securities, high-yield debt securities and real estate investment trusts.

How did the Fund perform during the first six months of 2010?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2010, the Fund provided a total return based on market price of 3.52% and a total return based on NAV of -0.91%.As of June 30, 2010, the Fund’s market price of $9.53 per share represented a discount of 9.75% to its NAV of $10.56 per share.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

For NAV performance comparison purposes, the municipal bond market, as measured by the Barclays Capital U.S. Municipal Long Bond Index (“Barclays Muni Index”), a widely used measure of the municipal bond market as a whole, returned 4.50% for the six months ended June 30, 2010.The broad equity market, as measured by the Standard & Poor’s 500 Index (“S&P 500”), returned -6.65%.The high-yield bond market, as measured by the Merrill Lynch HighYield Master II Index, returned 4.74% for the period, and the Merrill Lynch Fixed Rate Preferred Securities Index returned 4.68%.

The Fund paid quarterly dividends of $0.1800 on March 31 and June 30, 2010.The most recent dividend represents an annualized distribution rate of 7.56% based on the Fund’s closing market price of $9.53 on June 30, 2010.This translates to a tax-advantaged distribution rate of 10.94% for investors in the 35% federal income tax bracket, based on the 2009 tax characteristics of distributions paid. However, there is no guarantee that this level of income will be maintained.

Semiannual Report | June 30, 2010 | 5

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Questions & Answers continued

How are assets allocated among the various asset classes?

The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities.As of June 30, 2010, approximately 56.1% of the Fund’s portfolio was invested in municipal securities. Of the remaining assets in the Fund’s portfolio as of June 30, 2010, approximately 32.5% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, and approximately 11.4% were invested in other taxable income-producing securities, which include but are not limited to high-yield bonds, preferred stocks and real estate investment trusts. From time to time, assets are rebalanced to maintain at least 50% of the Fund’s total assets in municipal securities.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. During the six months ended June 30, 2010, the cost of leverage was less than the return of the Fund’s investments before the impact of the Fund’s operating expenses; accordingly, leverage contributed positively to the Fund’s total return.

As of June 30, 2010, the Fund had $105 million of leverage outstanding in the form of Auction Market Preferred Shares (“AMPSSM”).The Fund has two series of AMPS, one 7-day series and one 28-day series.AMPS holders receive a dividend that is reset every 7 or 28 days, depending on the tranche.1 The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008.The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the offering documents of the Fund’s AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.This maximum rate is determined based upon a multiple of or a spread to LIBOR2, whichever is greater. During the six months ended June 30, 2010, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.46% to 1.60%.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund’s inception.

Please provide an overview of the municipal securities market during the first six months of 2010.

In the Fund’s last annual report, dated December 31, 2009, SMC pointed out that it did not seem reasonable to expect the unusually strong overall performance of municipal securities in 2009 to be repeated in 2010. During the first half of 2010, municipal securities have continued to provide attractive returns, but the returns were a bit lower than returns on taxable bonds. For the six months ended June 30, 2010, return of the Barclays Muni Index, which measures performance of the U.S. municipal market, was 4.50%. Some of that return was price appreciation, but the majority of it was income.

For comparison, return of the Barclays Capital U.S.Aggregate Bond Index, which measures performance of the U.S. taxable bond market, was 5.33%, and return of the Barclays U.S.Treasury Index was 5.86%.Treasury securities have performed well because of a flight to quality, as credit crises in several states, as well as problems with sovereign debt of several European nations, have made investors wary of credit risk.

Interest rates remained quite low during the first half of 2010, as the Federal Reserve’s stimulative monetary policy kept short-term rates at historically low levels. Individual investors, who are usually the main buyers of municipal securities, were reluctant to commit to bonds with very low coupons, and that has put some pressure on municipal securities.

How did the municipal securities portion of the Fund perform in this environment and what decisions drove that performance?

The Fund’s municipal securities portfolio performed well, and the positive impact of leverage made the total return even higher.

1	The term tranche is used to describe a specific series of AMPS. The Fund has issued two tranches of AMPS.
2	LIBOR is the interest rate that banks charge one another in the short-term international interbank market.

6 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Questions & Answers continued

Since the majority of the return on bonds during the period came from income, the Fund’s performance benefited from a focus on increasing the average coupon.The portfolio is structured with a significantly higher average coupon than the Barclays Muni Index.

SMC’s practice of carefully analyzing each bond under consideration has made it possible to achieve a high level of income while also maintaining high credit quality. In a market environment that is challenging for issuers, some bonds have been offered at what might seem to be a higher than normal coupon for reasons that really have little to do with credit quality.A good example is a City of Detroit Sewer Disposal bond with a 7.0% coupon, maturing in 2027. SMC feels is a very solid AAA rated security, plus it is insured by Assured Guaranty Municipal, the only remaining AAA-rated insurer. Just because the issuer is a Detroit entity, and investors mentally connect Detroit with the rust belt and the troubled automotive industry, the 7% coupon was necessary to get the deal done.The portfolio includes a number of bonds with attractive income streams and similar situations.

Most of the bonds in the portfolio performed well. Notable contributors to performance were relatively large positions in AAA-rated Texas Permanent School Fund (“PSF”) bonds and a Rhode Island State Health & Educational Corp. hospital bond with an A rating on the underlying credit that is insured by Assured Guaranty.

With regard to duration, most of the bonds that have been added to the portfolio during the period are priced to the first call date. (Duration is a measure of a bond’s price sensitivity to changes in interest rates.) In the expectation that interest rates are unlikely to move lower, and will eventually rise, the duration has been kept fairly short.The duration of the municipal securities portfolio is approximately eight years, much shorter than the duration of the Barclays Muni Index, which is approximately 14 years.As bonds have rallied a bit in 2010, this shorter duration has hurt the portfolio’s performance relative to the index, but this was more than offset by the advantage of the portfolio’s higher coupon on average compared to the index.Another negative trend was that spreads widened on some of the Fund’s lower rated credits, such as BBB tobacco bonds and a BB hospital bond, and that was detrimental for performance.

How are municipal securities selected for the Fund?

SMC begins by analyzing broad macroeconomic trends and developments affecting the fixed-income markets, including the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, a bottom-up and top-down analysis is incorporated to help construct a portfolio that SMC believes optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk.While SMC monitors interest rates very closely and acts quickly to adjust the portfolio to changing market rates, positions in the portfolio are not traded in search of incremental gains that could be achieved by active trading based on daily changes in rates. SMC’s proprietary unbiased research makes it possible to identify undervalued sectors that are considered to have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.

What is the outlook for the municipal securities market and what does this mean for the Fund?

SMC believes it is unlikely that interest rates will move significantly lower.With the massive amounts of stimulus provided by the government plus some other positive trends, economic activity is expected to pick up eventually.Although certain states and European nations definitely have credit issues, current concerns of some investors seem overblown. Since bond prices generally move in the opposite directions of interest rates, SMC does not expect that bond prices will move significantly higher. Accordingly, the current focus is on income and increasing the average coupon of the portfolio. Ongoing efforts will be made to purchase bonds that can provide an attractive level of income such as the Detroit Sewer bonds mentioned earlier.

The Fund’s equity portfolio and taxable fixed-income securities are managed by TS&W.The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

Please provide an overview of the U.S. equity and high-yield bond markets during the six months ended June 30, 2010.

Market conditions in first half of 2010 are difficult to characterize concisely because there was so much variation within the period. As the year began, there was a fair amount of enthusiasm, and the rally that began in 2009 continued into the first quarter. Investors exhibited high hopes that the economic recovery was well

Semiannual Report | June 30, 2010 | 7

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Questions & Answers continued

underway and was becoming more entrenched as the government stimulus had a positive impact.Then in April that sentiment shifted to a more sober view, as investors seemed to lose confidence that there would be a smooth transition from a stimulus-fueled recovery to sustained economic growth driven by the private sector.The considerable uncertainty about the strength of the economy created substantial volatility in capital markets in the second quarter of 2010.

For the six-month period ended June 30, 2010, the broad equity market, as measured by the S&P 500, was down, with a return of -6.65%. Performance of sectors and industry groups was rather odd, with some of the sectors normally considered defensive performing poorly; for example, food and staples retailing was one of the worst performing groups. Other economically sensitive sectors, such as materials and processing, were down, as would be expected when economic concerns are affecting the market. Energy stocks were dragged down by concerns about the oil spill in the Gulf of Mexico.Technology and communications were weak, and many health care stocks were down, even though recent legislation removed some of the uncertainty that had been plaguing that sector. In contrast, some sectors that are generally considered to be sensitive to economic conditions performed relatively well. Banks, real estate and transportation were among the better performing sectors in the first half of 2010. Other relatively strong sectors were defensive groups such as food, beverage and tobacco and household and personal products.

Another unusual characteristic of the equity market during this period was that small to mid-cap stocks were generally stronger than large-cap. Ordinarily, when the market is weak, the more defensive large-cap stocks perform better.As would be expected, growth stock indices were down more than value indices.

In the bond market, the most notable feature was a significant decline in interest rates: the rate on the 10-year U.S.Treasury note went from approximately 4% at the beginning of the period to approximately 3% as of June 30.This meant that in the investment-grade market, most of the performance was driven by lower interest rates.Treasury securities performed very well, as investors who worried about European credits sought the safety of U.S. Treasury securities.The return of the Barclays U.S.Treasury Index was 5.86% for the six months ended June 30, 2010.

In the high-yield bond market, credit quality was a much more important determinant of performance than interest rates. High-yield bonds performed relatively well; return of the Merrill Lynch HighYield Master II Index was 4.74%.Within the high-yield category, bonds with lower credit ratings generally performed better than higher rated bonds. Bond issuers’ balance sheets seem to be fairly healthy, and there have been few defaults.

Please describe how equity and high-yield securities are selected for the Fund.

TS&W’s investment process is value-driven and team-oriented. On the equity side, a proprietary quantitative valuation model is applied to more than 400 stocks.This directs TS&W’s review process toward companies believed to have the highest expected return potential over a multi-year period.TS&W’s in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed.TS&W’s fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

How did the equity portfolio perform over this period, and what were the main determinants of this performance?

The common equity portion of the portfolio, including some perpetual preferreds, had a return of approximately -7.6% (excluding the effect of leverage) for the six months ended June 30, 2010.This was below the Russell 1000Value Index, which returned -5.12%, and the S&P 500 Index, which returned -6.65%.

The portfolio’s pattern of performance was generally as would be expected, since it is designed to be a defensive portfolio: it outperformed during the periods when the market was down, and underperformed when the market was up. However, in part because of the disappointing performance of several of the industry groups that are generally regarded as defensive, the Fund’s return for the period as a whole was below that of its benchmarks.

The main source of the underperformance was a large position in BP PLC (0.3% of total net investment at the end of the reporting period), an international oil company that is now best known for the massive oil spill in the Gulf of Mexico and its handling the aftermath of the spill.TS&W continued to hold the stock, which was an attractive source of dividend income, until the dividend was suspended.While TS&W believes that BP has the financial resources to pay the dividend, the matter has become so

8 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Questions & Answers continued

politicized that it now appears that the dividend will not be reinstated until the company believes it can do so without incurring public criticism and political pressure.The decision was therefore made to begin selling the stock with approximately 60% of the position disposed of prior to the end of the reporting period.

Also negative was a position in Noble Corp., (0.7% of total net investments) an offshore drilling company that had nothing to do with the oil spill disaster, although the drilling moratorium will have some impact. Noble just announced the acquisition of a privately owned offshore drilling company and also a major joint venture with Royal Dutch Shell PLC (1.2% of total net investments), an international oil company that was another detractor from performance, as the entire energy group sold off. TS&W continues to believe that both of these stocks represent good value.

Looking to decisions that contributed to performance in the equity portfolio, an underweight in the technology sector, which performed poorly, contributed to performance relative to the S&P 500.Also, an overweight in the financials sector relative to the S&P 500 contributed to performance, as this sector performed well despite concerns about financial reform legislation.

One of the best performing holdings was Rayonier, Inc. (0.6% of total net investments), a real estate investment trust that is an international forest products company. Several stocks in the consumer discretionary sector were major contributors, including Nintendo Co., Ltd., a Japanese manufacturer of computer games and game consoles, andYum! Brands Inc., a quick service restaurant company; both of these stocks were sold on strength and are not in the portfolio at period end. Other holdings that contributed to performance include H.J. Heinz Co. (not held in the portfolio at period end), a global branded food company;The Chubb Corp. (0.9% of total net investments), a property and casualty insurance company; Republic Services, Inc. (not held in the portfolio at period end), a waste management company; and Bristol-Myers Squibb Co., (1.0% of total net investments), a global pharmaceutical company.

How did the portfolio’s high-yield bonds and preferred stocks perform?

As the high-yield bond market continued to recover, this portion of the Fund’s portfolio had a return of 4.57% in the first half of 2010, slightly below the 4.74% return of the Merrill Lynch High Yield Master II Index (the “HighYield Index”), which measures return of the high-yield market as a whole. Since this portion of the portfolio includes both high-yield bonds and preferred stock, a blended benchmark which is 67% the HighYield Index and 33% the Merrill Lynch Fixed Rate Preferred Securities Index (the “Preferred Index”) is helpful in evaluating performance.The Preferred Index returned 4.68% for the six-month period, and the return of the blended benchmark was 4.72%.

While the portfolio’s return was very close to that of the blended benchmark, the slight underperformance resulted mainly from a bias toward higher quality during a period when lower rated credits generally performed better than higher rated issues.This was the case with both high-yield bonds and preferred stocks. While it is always desirable to outperform the benchmark,TS&W is more concerned about being confident that the holdings in the portfolio have the financial strength and staying power to pay the interest and principal than about short-term performance.

Among the better performing holdings were several health care names, which benefited from the elimination of some uncertainty when the recent health care legislation was passed.These include Omega Healthcare Investors, Inc., a real estate investment trust that invests in long-term health care facilities; Community Health Systems, Inc. a hospital operator; and Omnicare, Inc., a pharmaceutical services company (0.2%, 0.2% and 0.1% of total net investments, respectively).The worst performing issues in the portfolio, though still with good income and positive total returns, were several oil companies that were hurt by the fallout from the Gulf oil spill, even though they had no direct involve-ment.These include Tesoro Corp., an oil refiner; and McMoRan Exploration Co., an offshore driller (0.1% and 0.2% of total net investments, respectively).

What is the outlook for the equity and high-yield markets in the months ahead, and what is the portfolio’s strategy for that outlook?

TS&W believes that the recent weakness in the equity market may indicate that investors who began the year with a very optimistic view may not have fully appreciated the extent to which the early stages of the recovery were driven by government stim-

Semiannual Report | June 30, 2010 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Questions & Answers continued

ulus and the huge amounts of liquidity injected by the Federal Reserve.A big question now is whether there will be a smooth transition into a period of economic growth driven by the consumer spending and business investment.At this point, with the stimulus in place for about a year, year-over-year comparisons have become more difficult.TS&W does not expect that the economy will slip back into recession, but it seems likely that growth will be tepid.

Nonetheless,TS&W believes that valuations are compelling for many equities and especially for higher quality companies with ample free cash flow and little debt on their balance sheets. In a slow growth economy, many of these companies have the opportunity to perform very well. Some recent additions to the portfolio include economically sensitive companies with improving fundamentals that are selling at low multiples of price to earnings, book value and cash flow.These include Corning, Inc., which produces specialty glass and ceramics products; electronics retailer Best Buy Co.; and Freeport-McMoRan Copper & Gold, Inc., a mining company (0.6%, 0.7% and 0.5% of total net investments, respectively). In addition to the appeal of each of these stocks on their own merits, these stocks are expected to increase the portfolio’s beta (sensitivity to broad market movements), which should help performance as the market recovers from the recent weakness.

10 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Questions & Answers continued

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

Barclays Capital U.S. Municipal Long Bond Index is a rules-based, market-value-weighted index engineered for the long-term (22+ years) tax-exempt bond market.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks.The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Merrill Lynch HighYield Master II Index is a commonly used benchmark index for high yield corporate bonds and is a measure of the broad high yield market.

The Merrill Lynch Fixed Rate Preferred Securities Index is designed to replicate the total return of a diversified group of investment-grade preferred securities.The Index is rebalanced on a monthly basis.

Barclays Capital U.S.Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated.The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays Capital U.S.Treasury Index is an unmanaged index of prices of U.S.Treasury bonds with maturities of one to 30 years.

The Russell 1000®Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

TYW Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Municipal Securities Market Risk. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund’s portfolio arising from these or other factors will cause changes in the Fund’s net asset value per share.

Income and Interest Rate Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund’s investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks. Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund’s net assets) will decline in value because of changes in interest rates.

Lower Grade Securities. Investment in fixed income securities of below-investment grade quality (commonly known as “Junk bonds”) involves substantial risk of loss.They are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies.The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities.

Common Stock Risk. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events. The market values of common stocks

Semiannual Report | June 30, 2010 | 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Questions & Answers continued

are also sensitive to changes in investor perceptions as well as general movements in the equities markets.

State Concentration Risk. To the extent the Fund concentrates its investments in municipal bonds, the Fund may be significantly impacted by political, economic, or regulatory developments that affect issuers and their ability to pay principal and interest on their obligations.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AMPS Risk. There also risks associated with investing in Auction Market Preferred Shares or AMPS.The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed; and the taxpayers should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Securities Risk These securities are inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. They may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Taxable Debt Securities. The value of debt securities, including corporate debt securities, can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

High Yield Risk: CEFs that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the fund’s ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the fund may lose its entire investment.

In addition to the risks described above, the Fund is also subject to: Investment Risk, Common Share Market Risk, Tax Risk, Credit Risk, Geographical and Sector Risk, Interest Rate and Hedging Transactions Risk, Value Investing Risk, Illiquid Investments Risk, Foreign Securities Risk, Small- and Medium-Sized Company Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover, and Current Developments. Please see www.claymore.com/tyw for a more detailed discussion about Fund risks and considerations.

12 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund
Fund Summary | As of June 30, 2010 (unaudited)

Fund Statistics
Share Price		$9.53
Common Share Net Asset Value		$10.56
Premium/(Discount) to NAV		-9.75%
Net Asset Applicable to Common Shareholders ($000)		$162,740
Total Returns
(Inception 4/28/04)	Market	NAV
Six Month	3.52%	-0.91%
One Year	29.35%	24.13%
Three Year - average annual	-5.29%	-6.57%
Five Year - average annual	1.12%	0.08%
Since Inception - average annual	0.59%	2.19%
Returns for periods of less than one year are not annualized.

Top Ten Holdings	% of Total
Municipal Portfolio1	Net Investments
Birmingham Special Care Facilities Financing Authority
Health Care Facilities Revenue, ASSURED Insured, AAA,
Aa3, 6.00%, 6/1/2039	3.2%
Frisco Texas Independent School District, School Improvements,
Series A, PSF Guaranteed, NR, Aaa, 6.00%, 8/15/2038	2.9%
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
Series C-2-RMKT, ASSURED Insured, AAA, Aa3, 6.75%, 6/1/2026	2.9%
Fomey Independent School District, Unlimited Tax School
Building Bonds, Series A, PSF Guaranteed, AAA, NR, 6.00%, 8/15/2037	2.8%
Detroit Michigan Sewer Disposal Revenue
Rols RR II R 11841-1, AGM Insured, AAA, NR, 14.21%, 7/1/2017	2.6%
Rhode Island State Health & Educational Building Corp. Revenue
Hospital Financing Lifespan Obligation, ASSURED Insured,
Series A, AAA, NR, 13.29%, 5/15/2017	2.6%
Detroit Michigan Sewer Disposal Revenue
Refunding-Senior Lien-Series C-1-RMKT, AGM Insured,
AAA, Aa3, 7.00%, 7/1/2027	2.1%
Metropolitan Transportation Authority Revenue
Transportation - Series 2008C, A, A2, 6.50%, 11/15/2028	2.1%
North Texas Tollway Authority Revenue
Rols RR II R-11392-1, BHAC Insured, NR, Aa1, 10.82%, 1/1/2016	2.1%
New York State Dormitory Authority Income Tax Revenue,
PIT Education - Series B, AAA, NR, 5.75%, 3/15/2036	2.1%
1 Excludes short-term

Top Ten Holdings	% of Total
Equity and Income Portfolio	Net Investments
AT&T, Inc.	1.4%
Verizon Communications, Inc.	1.3%
Waste Management, Inc.	1.3%
Royal Dutch Shell PLC, ADR - Class B (United Kingdom)	1.2%
ITT Corp.	1.2%
Kimberly-Clark Corp.	1.1%
Chevron Corp.	1.0%
Pfizer, Inc.	1.0%
Merck & Co., Inc.	1.0%
Bristol-Myers Squibb Co.	1.0%

Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com/tyw. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Total
Top Ten Sectors	Net Investments
Health Care	15.2%
Special Tax	11.1%
General Obligation	9.0%
Water & Sewer	8.1%
Insurance	5.0%
Telecommunications	4.4%
Pharmaceuticals	3.7%
General Funds	3.6%
Oil&Gas	3.6%
Diversified Financial Services	3.5%

Semiannual Report | June 30, 2010 | 13

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Portfolio of Investments | June 30, 2010 (unaudited)

Principal		Optional Call
Amount	Description	Provisions	Value
	Long-Term Municipal Bonds — 95.0%
	Alabama — 5.4%
$ 8,150,000	Birmingham Special Care Facilities Financing Authority,
	Health Care Facilities Revenue, ASSURED Insured, AAA, Aa3
	6.00%, 6/1/2039	6/1/19 @ 100.00	$ 8,850,003
	Arizona — 2.0%
3,000,000	Glendale Western Loop 101, Public Facilities Corp.,
	Third Lien Excise Tax Revenue, Series A, AA, A1
	7.00%, 7/1/2033	1/1/14 @ 100.00	3,226,470
	California — 8.3%
4,610,000	Alhambra Certificates of Participation,
	Police Facilities 91-1-RMK, AMBAC Insured, NR, NR
	6.75%, 9/1/2023	N/A	5,279,925
2,000,000	California Statewide Communities Development Authority,
	American Baptist Homes West, BBB-, NR
	6.25%, 10/1/2039	10/1/19 @ 100.00	1,986,480
2,500,000	Golden State Tobacco Securitization Corp.,
	Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, BBB, Baa3
	5.75%, 6/1/2047	6/1/17 @ 100.00	1,789,550
4,600,000	Manhattan Beach California Unified School District,
	Capital Appreciation-Election 2008, Series B, AA, Aa2
	6.50%, 9/1/2045 (a)	9/1/35 @ 100.00	1,672,238
2,500,000	M-S-R Energy Authority,
	Natural Gas Revenue, Series B, A, NR
	7.00%, 11/1/2034	N/A	2,845,525
			13,573,718
	District of Columbia — 0.7%
1,000,000	District of Columbia Water & Sewer Authority,
	Public Utility Revenue, Series A, AA, Aa2
	6.00%, 10/1/2035	10/1/18 @ 100.00	1,122,890
	Indiana— 2.2%
3,500,000	Evansville Industrial Redevelopment Authority,
	Build America Bonds, Series B, A, Aa3
	7.21%, 2/1/2039 (b)	8/1/20 @ 100.00	3,626,455
	Kentucky — 3.6%
2,700,000	Kentucky Economic Development Finance Authority,
	Owensboro Medical Health System, Series A, NR, Baa2
	6.375%, 6/1/2040	6/1/20 @ 100.00	2,768,607
3,050,000	Kentucky Economic Development Finance Authority,
	Owensboro Medical Health System, Series B, NR, Baa2
	6.375%, 3/1/2040	6/1/20 @ 100.00	3,134,393
			5,903,000
	Louisiana — 4.8%
6,980,000	Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
	Series C-2-RMKT, ASSURED Insured, AAA, Aa3
	6.75%, 6/1/2026	6/1/18 @ 100.00	7,861,714
	Massachusetts — 1.0%
1,820,000	Massachusetts Development Finance Agency Revenue,
	Evergreen Center, BBB-, NR
	5.50%, 1/1/2035	1/1/15 @ 100.00	1,578,450

Principal		Optional Call
Amount	Description	Provisions	Value
	Michigan — 14.5%
$ 5,150,000	Detroit Michigan Sewer Disposal Revenue,
	Rols RR II R 11841-1, AGM Insured, AAA, NR
	(Underlying Obligor: Detroit Michigan Sewer Disposal)
	14.21%, 7/1/2017 (c)	N/A	$ 7,205,365
5,000,000	Detroit Michigan Sewer Disposal Revenue,
	Refunding-Senior Lien-Series C-1-RMKT, AGM Insured, AAA, Aa3
	7.00%, 7/1/2027	7/1/19 @ 100.00	5,816,350
5,000,000	Detroit Michigan Water Supply System Revenue,
	Refunding-Senior Lien-Series C-RMKT, BHAC/FGIC Insured, AA+, Aa1
	5.75%, 7/1/2026	7/1/18 @ 100.00	5,419,650
2,265,000	Detroit Michigan Water Supply System Revenue,
	Second Lien-Series B-RMKT, AGM Insured, AAA, NR
	7.00%, 7/1/2036	7/1/19 @ 100.00	2,607,921
2,500,000	Michigan Public Educational Facilities Authority Revenue,
	Refunding-Limited, Obligation-Landmark Academy, BBB-, NR
	7.00%, 12/1/2039	6/1/20 @ 100.00	2,569,925
			23,619,211
	New Jersey — 2.9%
4,150,000	Newark Housing Authority Revenue,
	South Ward Police Facility, ASSURED Insured, NR, Aa3
	6.75%, 12/1/2038	12/1/19 @ 100.00	4,726,892
	New York — 16.1%
3,000,000	Long Island Power Authority Revenue,
	Electrical Light and Power Improvements, Series A, A-, A3
	6.25%, 4/1/2033	4/1/19 @ 100.00	3,460,590
5,000,000	Metropolitan Transportation Authority Revenue,
	Transportation - Series 2008C, A, A2
	6.50%, 11/15/2028	11/15/18 @ 100.00	5,804,600
5,000,000	New York State Dormitory Authority Income Tax Revenue,
	PIT Education - Series B, AAA, NR
	5.75%, 3/15/2036	3/15/19 @ 100.00	5,657,400
1,000,000	New York State Dormitory Authority Revenue,
	The Bronx-Lebanon Hospital Center, NR, Aa2
	6.50%, 8/15/2030	2/15/19 @ 100.00	1,099,570
	New York State Dormitory Authority Revenue,
	Health, Hospital & Nursing Home Improvements, FHA, AAA, Aa2
4,500,000	6.25%, 8/15/2034	8/15/19 @ 100.00	4,998,330
2,500,000	6.00%, 8/15/2038	8/15/19 @ 100.00	2,717,475
2,220,000	New York State Dormitory Authority Revenue,
	School Districts Financing Program, ASSURED Insured, Series A, AAA, Aa3
	5.625%, 10/1/2029	10/1/19 @ 100.00	2,415,915
			26,153,880
	Ohio — 1.4%
2,900,000	Buckeye Tobacco Settlement Financing Authority,
	Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, BBB, Baa3
	6.50%, 6/1/2047	6/1/17 @ 100.00	2,275,224
	Pennsylvania — 1.2%
2,500,000	Allegheny County Hospital Development Authority Health System Revenue,
	West Penn, Series 2007A, BB-, B1
	5.375%, 11/15/2040	11/15/17 @ 100.00	1,883,725

See notes to financial statements.

14 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Portfolio of Investments (unaudited) continued

Principal		Optional Call
Amount	Description	Provisions	Value
	Puerto Rico — 7.7%
$ 2,500,000	Puerto Rico Highway and Transportation Authority Revenue,
	Refunding Bonds, Series AA-1-RMKT, AGM Insured, AAA, Aa3
	4.95%, 7/1/2026	7/1/20 @ 100.00	$ 2,525,550
	Puerto Rico Sales Tax Financing Revenue,
	Public Improvements, First Sub-Series A, A+, A1
2,000,000	6.00%, 8/1/2042	8/1/19 @ 100.00	2,120,540
5,000,000	6.50%, 8/1/2044	8/1/19 @ 100.00	5,549,750
2,000,000	Puerto Rico Sales Tax Financing Revenue,
	Public Improvements, First Sub-Series C, A+, A1
	6.50%, 8/1/2035	8/1/20 @ 100.00	2,253,860
			12,449,700
	Rhode Island — 4.7%
5,500,000	Rhode Island State Health & Educational Building Corp. Revenue,
	Hospital Financing Lifespan Obligation, ASSURED Insured, Series A, AAA, NR
	(Underlying Obligor: Rhode Island State Health and Educational Building Corp.)
	13.29%, 5/15/2017 (c)	N/A	7,167,820
500,000	Rhode Island State Health & Educational Building Corp. Revenue,
	Hospital Financing Lifespan Obligation, A-, A3
	6.375%, 8/15/2021	8/15/12 @ 100.00	517,635
			7,685,455
	Texas — 16.8%
6,700,000	Forney Independent School District,
	Unlimited Tax School Building Bonds, Series A, PSF Guaranteed, AAA, NR
	6.00%, 8/15/2037 (d)	N/A	7,651,333
	Forney Independent School District,
	Property Tax School Building Bonds, PSF Guaranteed, AAA, NR
3,030,000	5.50%, 8/15/2038	8/15/20 @ 100.00	3,351,998
2,310,000	5.50%, 8/15/2040	8/15/20 @ 100.00	2,545,458
7,000,000	Frisco Texas Independent School District,
	School Improvements, Series A, PSF Guaranteed, NR, Aaa
	6.00%, 8/15/2038 (d)	N/A	8,025,360
5,000,000	North Texas Tollway Authority Revenue,
	Rols RR II R-11392-1, BHAC Insured, NR, Aa1
	(Underlying Obligor: North Texas Tollway Authority)
	10.82%, 1/1/2016 (c)	N/A	5,775,300
			27,349,449
	Wisconsin — 1.7%
2,000,000	Wisconsin State Health & Educational Facilities Authority Revenue,
	Aurora Health Care, Series A, NR, A3
	5.60%, 2/15/2029	2/15/11 @ 100.00	1,974,820
750,000	Wisconsin State Health & Educational Facilities Authority Revenue,
	Blood Center Southeastern Project, A-, NR
	5.75%, 6/1/2034	6/1/14 @ 100.00	762,300
			2,737,120
	Total Long-Term Municipal Bonds — 95.0%
	(Cost $147,657,327)		154,623,356

Number
of Shares	Description	Value
	Common Stocks — 54.9%
	Aerospace & Defense — 3.1%
27,500	General Dynamics Corp.	$ 1,610,400
75,000	ITT Corp.	3,369,000
		4,979,400
	Beverages — 0.7%
17,500	Diageo PLC, ADR (United Kingdom)	1,097,950
	Capital Markets — 0.8%
55,000	Morgan Stanley	1,276,550
	Chemicals — 0.6%
16,000	CF Industries Holdings, Inc.	1,015,200
	Commercial Banks — 0.3%
20,000	Wells Fargo & Co.	512,000
	Commercial Services & Supplies — 3.5%
100,000	Pitney Bowes, Inc.	2,196,000
110,000	Waste Management, Inc.	3,441,900
		5,637,900
	Communications Equipment — 0.5%
38,500	Cisco Systems, Inc. (e)	820,435
	Computers & Peripherals — 0.4%
35,000	EMC Corp. (e)	640,500
	Containers & Packaging — 0.4%
25,000	Bemis Co., Inc.	675,000
	Diversified Financial Services — 1.2%
52,500	JPMorgan Chase & Co.	1,922,025
	Diversified Telecommunication — 5.0%
155,000	AT&T, Inc.	3,749,450
125,000	Verizon Communications, Inc.	3,502,500
85,000	Windstream Corp.	897,600
		8,149,550
	Electric Utilities — 0.6%
30,000	Southern Co.	998,400
	Electronic Equipment & Instruments — 1.0%
100,000	Corning, Inc.	1,615,000
	Energy Equipment & Services — 1.2%
62,500	Noble Corp. (Switzerland) (e)	1,931,875
	Food Products — 2.2%
77,700	Kraft Foods, Inc. - Class A	2,175,600
50,000	Unilever NV (Netherlands)	1,366,000
		3,541,600
	Health Care Equipment & Supplies — 0.8%
20,000	Becton, Dickinson and Co.	1,352,400

See notes to financial statements.

Semiannual Report | June 30, 2010 | 15

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Hotels, Restaurants & Leisure — 0.4%
15,000	Darden Restaurants, Inc.	$ 582,750
	Household Durables — 0.5%
29,475	Garmin Ltd. (Switzerland)	860,081
	Household Products — 1.9%
50,000	Kimberly-Clark Corp.	3,031,500
	Industrial Conglomerates — 1.2%
22,500	Siemens AG, ADR (Germany)	2,014,425
	Insurance — 4.4%
50,000	Chubb Corp.	2,500,500
60,000	MetLife, Inc.	2,265,600
50,000	Travelers Cos., Inc. (The)	2,462,500
		7,228,600
	IT Services — 1.3%
16,500	IBM Corp.	2,037,420
	Metals & Mining— 0.9%
25,000	Freeport-McMoRan Copper & Gold, Inc. - Class B	1,478,250
	Multiline Retail — 2.3%
75,000	Macy’s, Inc.	1,342,500
50,000	Target Corp.	2,458,500
		3,801,000
	Multi-Utilities — 2.5%
150,000	Centerpoint Energy, Inc.	1,974,000
75,000	NiSource, Inc.	1,087,500
24,225	PG&E Corp.	995,648
		4,057,148
	Oil, Gas & Consumable Fuels — 4.3%
30,000	BP PLC, ADR (United Kingdom)	866,400
40,000	Chevron Corp.	2,714,400
70,719	Royal Dutch Shell PLC, ADR - Class B (United Kingdom)	3,414,313
		6,995,113
	Pharmaceuticals — 7.3%
105,000	Bristol-Myers Squibb Co.	2,618,700
55,000	Eli Lilly & Co.	1,842,500
37,500	Johnson & Johnson	2,214,750
75,000	Merck & Co., Inc.	2,622,750
185,000	Pfizer, Inc.	2,638,100
		11,936,800
	Real Estate Investment Trusts — 0.9%
35,000	Rayonier, Inc.	1,540,700
	Semiconductors — 1.3%
105,000	Intel Corp.	2,042,250

Number
of Shares	Description		Value
	Software — 1.1%
125,000	Symantec Corp. (e)		$ 1,735,000
	Specialty Retail — 1.2%
57,500	Best Buy Co., Inc.		1,946,950
	Tobacco — 1.1%
35,000	Reynolds American, Inc.		1,824,200
	Total Common Stocks — 54.9%
	(Cost $96,742,060)		89,277,972

Principal		Optional Call
Amount	Description	Provisions	Value
	Corporate Bonds — 10.4%
	Aerospace & Defense — 0.7%
$ 875,000	Alliant Techsystems, Inc., BB-, B1
	6.75%, 4/1/2016	4/1/11 @ 103.38	857,500
350,000	Triumph Group, Inc., B+, B1
	8.00%, 11/15/2017	11/15/13 @ 104.00	334,250
			1,191,750
	Banks — 0.1%
100,000	FCB/NC Capital Trust I, BB, Baa2
	8.05%, 3/1/2028	3/1/11 @ 102.82	96,144
	Building Materials — 0.1%
239,000	Boise Cascade LLC, B+, Caa1
	7.125%, 10/15/2014	10/15/10 @ 102.38	224,959
	Commercial Services — 0.8%
600,000	Hertz Corp. (The), CCC+, B2
	8.875%, 1/1/2014	1/1/11 @ 102.22	607,500
668,000	Valassis Communications, Inc., BB-, Ba3
	8.25%, 3/1/2015	3/1/11 @ 104.13	689,710
			1,297,210
	Containers & Packaging — 0.4%
600,000	Greif, Inc., BB+, Ba2
	7.75%, 8/1/2019	N/A	618,000
	Diversified Financial Services — 0.7%
750,000	Ford Motor Credit Co. LLC, B-, Ba3
	8.70%, 10/1/2014	N/A	781,642
500,000	Goldman Sachs Capital II, BBB, Baa2
	5.793%, 6/1/2043 (f) (g)	6/1/12 @ 100.00	377,500
			1,159,142
	Diversified Telecommunications — 0.9%
541,000	Frontier Communications Corp., BB, Ba2
	7.125%, 3/15/2019	N/A	500,425
425,000	NII Capital Corp., BB-,B1
	10.00%, 8/15/2016	8/15/13 @ 105.00	447,312
500,000	Windstream Corp., B+, Ba3
	8.625%, 8/1/2016	8/1/11 @ 104.31	503,750
			1,451,487

See notes to financial statements.

16 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Portfolio of Investments (unaudited) continued

Principal		Optional Call
Amount	Description	Provisions	Value
	Food — 0.6%
$ 1,015,000	Dean Foods Co., B, B2
	7.00%, 6/1/2016	N/A	$ 949,025
	Health Care — 0.8%
550,000	Community Health Systems, Inc., B, B3
	8.875%, 7/15/2015	7/15/11 @ 104.44	567,187
740,000	DaVita, Inc., B, B2
	7.25%, 3/15/2015	3/15/11 @ 102.42	740,000
			1,307,187
	Independent Power Producers — 0.3%
520,000	NRG Energy, Inc., BB-, B1
	8.50%, 6/15/2019	6/15/14 @ 104.25	528,450
	Insurance — 0.5%
500,000	Genworth Financial, Inc., BB+, Ba1
	6.15%, 11/15/66 (f)	11/15/16 @ 100.00	341,250
445,000	White Mountain Re Group Ltd. (Bermuda), BBB-, Baa3
	6.375%, 3/20/17 (h)	N/A	445,474
			786,724
	Internet & Catalog Retail — 0.3%
500,000	NetFlix, Inc., BB-, Ba2
	8.50%, 11/15/2017	11/15/13 @ 104.25	520,000
	Iron/Steel — 0.2%
350,000	Allegheny Technologies, Inc., BBB-, Baa3
	9.375%, 6/1/2019	N/A	413,271
	IT Services — 0.3%
425,000	Unisys Corp., B, Caa1
	12.50%, 1/15/2016	1/15/12 @ 106.25	459,000
	Office/Business Equipment — 0.6%
1,000,000	Xerox Capital Trust I, BB, Baa3
	8.00%, 2/1/2027	2/1/11 @ 101.47	1,005,383
	Oil, Gas & Consumable Fuels — 0.5%
500,000	McMoRan Exploration Co., B, Caa1
	11.875%, 11/15/2014	11/15/11 @ 105.94	510,000
425,000	Tesoro Corp., BB+, Ba1
	6.625%, 11/1/2015	11/1/11 @ 102.21	398,438
			908,438
	Pharmaceuticals — 0.2%
325,000	Omnicare, Inc., BB, Ba2
	7.75%, 6/1/2020	6/1/15 @ 103.88	331,500
	Real Estate Investment Trusts — 0.3%
500,000	Omega Healthcare Investors, Inc., BB+, Ba3
	7.00%, 1/15/2016	1/15/11 @ 103.50	493,750
	Real Estate Management Services — 0.4%
525,000	CB Richard Ellis Services, Inc., B+, Ba3
	11.625%, 6/15/2017	6/15/13 @ 105.81	588,000

Principal		Optional Call
Amount	Description	Provisions	Value
	Retail — 0.6%
$ 700,000	Dillards, Inc., B+, B3
	7.13%, 8/1/2018	N/A	$ 658,000
315,000	Foot Locker, Inc., B+, B1
	8.50%, 1/15/2022	N/A	296,100
			954,100
	Transportation — 1.1%
500,000	Kansas City Southern Railway, BB-, B2
	8.00%, 6/1/2015	6/1/12 @ 104.00	515,000
	Overseas Shipholding Group, Inc., BB-, Ba3
850,000	8.75%, 12/1/2013	N/A	873,375
350,000	8.125%, 3/30/2018	N/A	343,875
			1,732,250
	Total Corporate Bonds — 10.4%
	(Cost $17,030,759)		17,015,770
Number
of Shares	Description		Value
	Preferred Stocks — 8.8%
	Diversified Financial Services — 2.8%
7,500	Ameriprise Financial, Inc., 7.75%, A, A3		199,200
50,000	Bank of America Corp., Series 3, 6.375%, BB, Ba3		962,500
56,000	Bank of America Corp., Series MER, 8.625%, BB, Ba3		1,394,960
23,060	BB&T Capital Trust VI, 9.60%, BBB, A3		627,693
31,650	Deutsche Bank Contingent Capital Trust II, 6.55%, BBB+, Baa2		653,256
60,000	RBS Capital Funding Trust VII, Series G, 6.08%, CC, B3		732,000
			4,569,609
	Electric — 0.3%
20,000	Dominion Resources, Inc., Series A, 8.375%, BBB, Baa3		556,000
	Insurance — 3.5%
50,000	Aegon NV (Netherlands), 6.50%, BBB, Baa2		881,000
51,240	Allianz SE (Germany), 8.375%, A+, A3		1,295,414
25,000	Aspen Insurance Holdings Ltd. (Bermuda), 7.401%, BBB-, Ba1 (f)		564,250
33,200	ING Groep NV (Netherlands), 7.375%, BB, Ba1		623,164
50,000	Metlife, Inc., Series B, 6.50%, BBB-, Baa2		1,163,000
48,600	Prudential PLC (United Kingdom), 6.50%, A-, Baa1		1,132,380
			5,659,208

See notes to financial statements.

Semiannual Report | June 30, 2010 | 17

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund |Portfolio of Investments (unaudited) continued

Number
of Shares	Description		Value
	Real Estate Investment Trusts — 2.2%
15,480	Apartment Investment & Management Co., Series T, 8.00%, B+, Ba3		$ 363,780
19,000	Brandywine Realty Trust, Series C, 7.50%, NR, NR		447,070
11,000	Capital Automotive REIT, Series A, 7.50%, NR, NR		221,719
10,000	CBL & Associates Properties, Inc., Series C, 7.75%, NR, NR		223,000
10,000	First Industrial Realty Trust, Inc., Series J, 7.25%, B-, B2		169,800
6,700	Health Care REIT, Inc., Series D, 7.875%, BB, Baa3		168,639
13,000	Kimco Realty Corp., Series G, 7.75%, BBB-, Baa2		330,590
12,000	PS Business Parks, Inc., Series H, 7.00%, BB+, Baa3		273,840
24,500	Public Storage, Series M, 6.625%, BBB, Baa1		596,820
15,200	Regency Centers Corp., Series D, 7.25%, BB+, Baa3		350,816
15,000	Vornado Realty Trust, Series E, 7.00%, BBB-, Baa3		349,650
			3,495,724
	Total Preferred Stocks — 8.8%
	(Cost $16,466,812)		14,280,541
	Total Long-Term Investments - 169.1%
	(Cost $277,896,958)		275,197,639
Principal		Optional Call
Amount	Description	Provisions	Value
	Short-Term Investments — 3.7%
	Municipal Bonds — 3.7%
	Tennessee — 3.7%
$ 6,000,000	Blount County Public Building Authority,
	Local Government Public Improvements-A-4-A, NR, Aa1
	1.41%, 6/1/2032 (i)	9/1/10 @ 100.00
	(Cost $6,000,000)		6,000,000
	Total Investments — 172.8%
	(Cost $283,896,958)		281,197,639
	Floating Rate Note Obligations — (4.2%)
(6,850,000)	Notes with interest rates ranging from 0.31% to 0.32% on June 30, 2010,
	and contractual maturities of collateral from 2016 to 2037.
	(Cost ($6,850,000))		(6,850,000)
	Total Net Investments — 168.6%
	(Cost $277,046,958)		274,347,639
	Liabilities in excess of Other Assets — (4.1%)		(6,607,349)
	Preferred Shares, at Liquidation Value — (-64.5% of Net Assets
	Applicable to Common Shareholders or -37.3% of Total Investments)		(105,000,000)
	Net Assets Applicable to Common Shareholders — 100.0%		$ 162,740,290

ADR	American Depositary Receipt
AG	Stock Corporation
AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corporation
ASSURED	Assured Guaranty Corporation
BHAC	Berkshire Hathaway Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FHA	Guaranteed by Federal Housing Administration
LLC	Limited Liability Corporation
N/A	Not Applicable
NV	Publicly Traded Company
PLC	Public Limited Company
PSF	Permanent School Fund (Texas)
REIT	Real Estate Investment Trust
(a)	Security has a step coupon and a convertible feature effective after September 1, 2026 .
(b)	Taxable municipal bond issued as part of the Build America Bond program.
(c)	Inverse floating rate investment. Interest rate shown is that in effect at June 30, 2010.
(d)	Underlying security related to inverse floating rate investment entered into by the Fund.
(e)	Non-income producing security.
(f)	Floating or variable rate coupon. The rate shown is as of June 30, 2010.
(g)	Security is a hybrid bond that will convert to a preferred stock on the first call date.
(h)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities amounted to $445,474, which represents 0.27% of net assets applicable to common shares.
(i)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is that earned by the Fund as of June 30, 2010.

Ratings shown are per Standard & Poor’s and Moody’s. Securities classified as NR are not rated.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

18 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Assets and Liabilities| June 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $283,896,958)	$281,197,639
Interest receivable	2,946,607
Dividends receivable	290,501
Other assets	13,743
Total assets	284,448,490
Liabilities
Floating rate note obligations	6,850,000
Payable for securities purchased	6,702,221
Custodian bank	2,830,810
Advisory fee payable	156,944
Administration fee payable	5,717
Dividend payable - preferred shares	5,298
Accrued expenses and other liabilities	157,210
Total liabilities	16,708,200
Preferred Shares, at Redemption Value
$.01 par value per share; 4,200 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	105,000,000
Net Assets Applicable to Common Shareholders	$162,740,290
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000 shares issued and outstanding	$154,070
Additional paid-in capital	218,557,393
Accumulated net realized loss on investments and swaps	(53,127,199)
Net unrealized depreciation on investments	(2,699,319)
Accumulated distributions in excess of net investment income	(144,655)
Net Assets Applicable to Common Shareholders	$162,740,290
Net Asset Value Applicable to Common Shareholders (based on 15,407,000 common shares outstanding)	$10.56

See notes to financial statements.

Semiannual Report | June 30, 2010 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Operations | For the Six Months Ended June 30, 2010 (unaudited)

Investment Income
Interest	$ 4,692,914
Dividends (net of foreign withholding taxes of $2,073)	2,214,613
Total income		$ 6,907,527
Expenses
Advisory fee	963,116
Professional fees	96,228
Preferred share maintenance	84,989
Trustees’fees and expenses	75,720
Fund accounting	41,780
Administration fee	34,956
Printing expenses	28,142
Custodian fee	25,392
Miscellaneous	17,586
NYSE listing fee	10,498
Insurance	10,134
Transfer agent fee	9,237
Interest expense on floating rate note obligations	8,503
Total expenses		1,406,281
Net investment income		5,501,246
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments		51,643
Net change in unrealized appreciation (depreciation) on:
Investments		(6,147,787)
Net realized and unrealized gain (loss) on investments		(6,096,144)
Distributions to Preferred Shareholders from
Net investment income		(792,501)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$ (1,387,399)

See notes to financial statements.

20 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund
Statement of Changes in Net Assets
Applicable to Common Shareholders|
	For the
	Six Months Ended	For the
	June 30, 2010	Year Ended
	(unaudited)	December 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders
Resulting from Operations
Net investment income	$5,501,246	$11,549,549
Net realized gain (loss) on investments and swaps	51,643	(21,464,737)
Net change in unrealized appreciation (depreciation) on investments and swaps	(6,147,787)	63,093,469
Distributions to Preferred Shareholders
From net investment income	(792,501)	(1,739,505)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(1,387,399)	51,438,776
Distributions to Common Shareholders:
From and in excess of net investment income	(5,546,520)	(12,210,048)
Total increase (decrease) in net assets applicable to common shareholders	(6,933,919)	39,228,728
Net Assets
Beginning of period	169,674,209	130,445,481
End of period (including distributions in excess of net investment income and accumulated
undistributed net investment income of ($144,655) and $693,120, respectively)	$162,740,290	$169,674,209

See notes to financial statements.

Semiannual Report | June 30, 2010 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |
Financial Highlights |
	For the
Six Months Ended			For the	For the	For the	For the	For the
Per share operating performance	June 30, 2010		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a common share outstanding throughout the period	(unaudited)		December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005
Net asset value, beginning of period	$11.01		$8.47	$14.94	$16.83	$15.44	$15.47
Income from investment operations
Net investment income (a)	0.36		0.75	0.92	0.92	0.91	0.88
Net realized and unrealized gain (loss) on investments, options and swaps	(0.40)		2.69	(6.07)	(1.08)	1.79	0.29
Distributions to preferred shareholders
From and in excess of net investment income (common share equivalent basis)	(0.05)		(0.11)	(0.31)	(0.30)	(0.37)	(0.26)
From realized gains (common share equivalent basis)	–		–	–	(0.11)	–	–
Total distributions to Preferred Shareholders	(0.05)		(0.11)	(0.31)	(0.41)	(0.37)	(0.26)
Total from investment operations	(0.09)		3.33	(5.46)	(0.57)	2.33	0.91
Distributions to common shareholders
From and in excess of net investment income	(0.36)		(0.79)	(1.01)	(0.95)	(0.94)	(0.94)
From realized gains	–		–	–	(0.37)	–	–
Total distributions to common shareholders	(0.36)		(0.79)	(1.01)	(1.32)	(0.94)	(0.94)
Common and preferred shares’offering expenses charged to paid-in capital	–		–	–	–	–	– (d)
Net asset value, end of period	$10.56		$11.01	$8.47	$14.94	$16.83	$15.44
Market value, end of period	$9.53		$9.54	$6.65	$13.10	$15.77	$13.35
Total investment return (b)
Net asset value	-0.91%		41.34%	-37.97%	-3.60%	15.50%	6.02%
Market value	3.52%		57.57%	-43.70%	-8.97%	25.98%	4.80%
Ratios and supplemental data
Net assets applicable to common shareholders, end of period (thousands)	$162,740		$169,674	$130,445	$230,202	$259,334	$237,818
Preferred shares, at liquidation value ($25,000 per share
liquidation preference) (thousands)	$105,000		$105,000	$120,000	$120,000	$120,000	$120,000
Preferred shares asset coverage per share	$63,748		$65,399	$52,176	$72,959	$79,028	$74,545
Ratios to average net assets applicable to common shareholders:
Total expenses (excluding interest expense on floating rate note obligations)	1.63	%(e)	1.93%	1.67%	1.44%	1.46%	1.52%
Total expenses (including interest expense on floating rate note obligations (c))	1.64	%(e)	1.94%	1.72%	1.53%	1.50%	–
Net investment income, prior to effect of dividends to preferred shares	6.43	%(e)	7.92%	7.48%	5.60%	5.70%	5.73%
Net investment income, after effect of dividends to preferred shares	5.51	%(e)	6.73%	4.97%	3.81%	3.41%	4.05%
Portfolio turnover rate	80%		151%	181%	114%	159%	103%
Asset coverage per $1,000 unit of indebtedness(f)	$40,086		$41,098	$–	$74,727	$29,902	$–

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	See note 2(d) of the Notes to Financial Statements for more information on floating rate note obligations.
(d)	Amount is less than $0.01.
(e)	Annualized.
(f)
Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

22 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to Financial Statements| June 30, 2010 (unaudited)

Note 1 – Organization:

TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the “Municipal Securities Portfolio”) and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the “Equity and Income Securities Portfolio”).

Note 2 – Accounting Policies:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2010:

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Municipal Bonds	$–	$160,623	$–	$160,623
Common Stocks	89,278	–	–	89,278
Corporate Bonds	–	17,016	–	17,016
Preferred Stocks	14,281	–	–	14,281
Total	$103,559	$177,639	$–	$281,198

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The fund values its current Level 2 securities through independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2010.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Semiannual Report | June 30, 2010 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Notes to Financial Statements (unaudited) continued

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts’assets and cash flows, ASC 860, Transfers and Servicing (“ASC 860”) (formerly known as SFAS No. 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption ‘‘Floating rate note obligations’’ on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption ‘‘Interest’’ and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption‘‘Interest expense on floating rate note obligations’’on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At June 30, 2010, Fund investments with a par value of $13,700,000 (market value of approximately $15,700,000) are held by the dealer trusts and serve as collateral for the $6,850,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at June 30, 2010 are presented on the Portfolio of Investments. The average floating rate notes balance and average annual interest rate during the period ended June 30, 2010 were $ 6,850,000 and 0.25%, respectively.

Note 3 – Investment Advisory Agreement, Investment Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser receives a fee, payable monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Thompson, Siegel & Walmsley LLC (“TS&W”). TS&W is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and TS&W, the Adviser pays monthly to TS&W a fee at the annual rate of 0.42% of the Fund’s average daily managed assets attributable to the Equity and Income Securities Portfolio.

On July 11, 2006, the Adviser entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement 2”) with SMC Fixed Income Management, LP (“SMC”). SMC is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Municipal Securities Portfolio. Under the terms if the Sub-Advisory Agreement 2 between the Adviser and SMC, the Adviser pays monthly to SMC a fee at the annual rate of 0.30% of the Fund’s average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of the Adviser, announced the completion of a previously announced merger. The closing of this transaction took place on October 14, 2009 (“The Effective Date”). This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment activities or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the “1940 Act”), the consummation of this transaction resulted in the automatic termination of the Fund’s Advisory Agreement, Sub-Advisory Agreement, and Sub-Advisory Agreement 2.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”), a new sub-advisory agreement among the Fund, the Adviser and TS&W (the “New TS&W Sub-Advisory Agreement”), and a new sub-advisory agreement among the Fund, the Adviser and SMC (the “New SMC Sub-Advisory Agreement” and together with the New Advisory Agreement and New TS&W Sub-Advisory Agreement, the “New Agreements”) and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements, which were approved by shareholders on February 18, 2010, have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is annually approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreements.

24 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Notes to Financial Statements (unaudited) continued

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement (the “Administration Agreement”), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser, TS&W and SMC. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments and net assets as of June 30, 2010 is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Depreciation
Purposes	Appreciation	Depreciation	on Investments
$284,737,798	$11,942,252	($15,482,411)	($3,540,159)

Tax components of the following balances as of December 31, 2009, (the most recent fiscal year end for federal income tax purposes) are as follows:

Undistributed
Long-Term
Undistributed	Gains/
Ordinary	(Accumulated
Income*	Capital Loss)
$734,370	$(52,379,252)

*Includes tax-exempt income.

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

At December 31, 2009, (the most recent fiscal year end for federal income tax purposes), the Fund has a capital loss carryforward of $52,243,833 available to offset future capital gains. Of the capital loss carryforward, $23,316,538 is set to expire on December 31, 2016, and $28,927,295 is set to expire on December 31, 2017.

Capital losses incurred after October 31 (“post-October”losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer capital losses of $135,419.

For the year ended December 31, 2009, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2009
Ordinary income*	$ 4,736,647
Tax-exempt income	$ 9,212,906
Total Distributions	$13,949,553

* For the year ended December 31, 2009 the Fund received approximately $4.2 million of qualified dividend income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment in Securities:

For the period ended June 30, 2010, purchases and sales of investments, excluding short-term securities, were $217,995,117 and $213,596,811, respectively.

Note 6 – Derivatives:

(a) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

As of June 30, 2010, there were no swap contracts outstanding during the period.

Semiannual Report | June 30, 2010 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Notes to Financial Statements (unaudited) continued

(b) Accounting Pronouncement for Derivatives:

The Fund adopted FASB ASC 815, Derivatives and Hedging (“ASC 815”) (formerly known as SFAS No. 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

There were no derivative positions outstanding as of June 30, 2010.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the period ended June 30, 2010 or the year ended December 31, 2009.

Preferred Shares

On April 29, 2004, the Fund’s Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually. On February 27, 2009, the Fund announced the redemption of 100 shares of each series of Auction Market Preferred Shares (“AMPS”). On March 10, 2009, the Fund announced the redemption of 200 shares of each series of AMPS. Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS. Provisions on the offering documents of the Fund’s AMPS provide a mechanism to set a maximum rate in the event of a failed auction. The maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the period ended June 30, 2010, the annualized dividend rates ranged from:

	High	Low	At 6/30/10
Series M7	1.58%	1.46%	1.58%
Series T28	1.60%	1.48%	1.60%

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9– Subsequent Events

On August 2, 2010, the Fund announced that it is increasing its quarterly dividend to $0.20 per share, effective with its September 2010 dividend.

26 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental Information| (unaudited)

Federal Income Tax Information

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on January 12, 2010, and adjourned until February 18, 2010. At the February 18, 2010, meeting common shareholders voted on the election of Trustees and the proposal for a new Investment Advisory Agreement and Investment Sub-Advisory Agreement.

With regard to the election of the following Trustees by common shareholders of the Fund and the proposal for the new Advisory Agreement and Sub-Advisory Agreements:

	# of Shares	# of Shares	# of Shares
	In Favor	Against	Withheld
New Advisory Agreement	7,004,421	660,675	358,929
New TS&W Sub-Advisory Agreement	6,965,495	685,425	367,105
New SMC Sub-Advisory Agreement	6,954,620	685,607	377,799

Trustees

The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Number of
Name, Address*,	Term of		Portfolios in the
Year of Birth	Office**		Fund Complex***
and Position(s)	and Length of	Principal Occupations During the Past Five Years	Overseen by	Other Directorships
Held with Registrant	Time Served	and Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc.	52	None.
Year of Birth: 1951		(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Steven D. Cosler	Since 2005	Retired. Formerly, President, Chief Executive Officer and Director of Priority Healthcare	2	Director, SXC Health Solutions.
Year of Birth: 1955		Corp.(2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare
Trustee		Corp.(2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority
Healthcare Corp.(2000-2001).
Robert M. Hamje	Since 2004	Retired. Formerly, President and Chief Investment Officer of TRW Investment Management	2	Trustee, Old Mutual Advisor Mutual Funds.
Year of Birth: 1942		Co. (1990-2003).
Trustee
L. Kent Moore	Since 2004	Owner, Eagle River Ventures, LLC (1999-present) and Chairman Foothills Energy Ventures,	2	Trustee, Old Mutual Advisor Mutual Funds.
Year of Birth: 1955		LLC (2006-present). Formerly, Partner at WilSource Enterprise (2005-2006). Managing Director
Trustee		High Sierra Energy L.P., (2004-2005). Portfolio Manager and Vice President of Janus Capital
Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management
(1997-1999).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and	54	None.
Year of Birth: 1953		business transactions (2000-present). Formerly, Executive Vice President, General Counsel and
Trustee		Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management	51	None.
Year of Birth: 1958		(1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
Trustee		and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and
Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen &
Company, Inc. (1982-1999).
Interested Trustees:
Matthew J. Appelstein†	Since 2005	Senior Vice President of Product Strategy and Retirement Solutions Planning, Director of	1	None.
Year of Birth: 1961		Investment Services, Old Mutual Asset Management (2003-present). Formerly, Senior Vice
Trustee		President of Consulting Relationships, Fidelity Management Trust Co.(1998-2003).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**
After a Trustees’initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Barnes and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

-Messrs. Appelstein, Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
-Messrs. Cosler and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

***
The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Appelstein is an “interested person”(as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund’s Sub-Adviser.

Semiannual Report | June 30, 2010 | 27

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Supplemental Information (unaudited) continued

Officers

The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*,	Term of Office**
Year of Birth and	and Length of
Position(s) Held	Time	Principal Occupations During the Past Five Years
with Registrant	Served	and Other Affiliations
Officers:
J. Thomas Futrell	Since 2008	Senior Managing Director, Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Executive Officer of certain
Year of Birth: 1955		other Funds advised by Claymore Advisors, LLC (2008-present). Formerly, Managing Director in charge of Research for Nuveen Asset
Chief Executive Officer		Management. (2000-2007).
Kevin Robinson	Since 2008	Senior Managing Director and General Counsel of Claymore Advisors, LLC, Claymore Securities, Inc. and Claymore Group, Inc.(2007-present).
Year of Birth: 1959		Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE
Chief Legal Officer		Euronext, Inc. (2000-2007).
Steven M. Hill	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.(2005-present); Formerly, Chief Financial Officer of Claymore
Year of Birth: 1964		Group, Inc.(2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.(2003-2005). Formerly, Treasurer of Henderson
Chief Financial		Global Funds and Operations Manager for Henderson Global Investors (NA) Inc.,(2002-2003). Formerly, Managing Director, Front Point Partners
Officer, Chief		LLC (2001-2002). Formerly, Vice President, Nuveen Investments (1999-2001).
Accounting Officer
and Treasurer
Vincent R. Giordano	Since 2004	Senior Managing Director of SMC Fixed Income Management, LP.(2006-present). Formerly, Senior Managing Director of Claymore Advisors, LLC
Year of Birth: 1948		(2004-2006). Formerly, Senior Vice President and Portfolio Manager of Merrill Lynch Asset Management, Inc.(1985-2001).
Vice President
George Gregorio	Since 2004	Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Claymore Advisors, LLC (2004-2006).
Year of Birth: 1949		Formerly, Sell Side Analyst for JB Hanauer & Co.
Vice President
Roberto W. Roffo	Since 2004	Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Claymore Advisors, LLC (2004-2006).
Year of Birth: 1966		Formerly, Director and Vice President of Merrill Lynch Investment Managers.
Vice President
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Claymore Group, Inc.(2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris
Year of Birth: 1957		Investment Management, Inc. (2003-2006).Formerly, Director-Compliance of Harrisdirect LLC (1999-2003).
Chief Compliance Officer
Mark E. Mathiasen	Since 2008	Vice President; Assistant General Counsel of Claymore Securities, Inc. (2007-present). Secretary of certain funds in the Fund Complex. Formerly,
Year of Birth: 1978		Law Clerk, Idaho State Courts (2003-2006).
Secretary
Elizabeth H. Hudson	Since 2009	Assistant General Counsel of Claymore Group Inc. (2009-present). Assistant Secretary of certain funds in the Fund Complex. Formerly, Associate at
Year of Birth: 1980		Bell, Boyd & Lloyd LLP (inka K&L Gates LLP) (2007-2008); J.D., Northwestern University (2004-2007).
Assistant Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

28 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, Pennsylvania 15252-8015, Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Semiannual Report | June 30, 2010 | 29

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Subadvisory Agreements Contract Re-Approval

On April 20, 2010, the Board of Trustees (the “Board”) of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”), including those trustees who are not “interested persons”as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the “Committee”and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”), (2) the subadvisory agreement (“TS&W Subadvisory Agreement”) relating to management of the equity and income securities portion of the Fund’s portfolio (the “Equity and Income Portfolio”) among the Adviser, the Fund and Thompson, Siegel & Walmsley LLC (“TS&W”) and (3) the subadvisory agreement (“SMC Subadvisory Agreement”) relating to management of the municipal securities portion of the Fund’s portfolio (the “Municipal Portfolio”) among the Adviser, the Fund and SMC Fixed Income Management, L.P. (“SMC”). The Investment Advisory Agreement, the TS&W Subadvisory Agreement and the SMC Subadvisory Agreement are collectively referred to as the “Advisory Agreements”. As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, TS&W, SMC and independent legal counsel. The Board and Committee had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser, TS&W and SMC. The Adviser, TS&W and SMC provided extensive information in response to that request as well as to a follow-up request for information. Among other information, the Adviser, TS&W and SMC provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, TS&W and SMC and information comparing the investment performance, advisory fee and total expenses of the Fund to other funds, information about the profitability of the Advisory Agreements to each of the Adviser, TS&W and SMC and the compliance program of each of the Adviser, TS&W and SMC.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Equity and Income Portfolio to TS&W and the Municipal Portfolio to SMC. The Board considered the Adviser’s responsibility to oversee TS&W and SMC and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of each of TS&W and SMC’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. The Board also considered the secondary market support services provided by the Adviser to the Fund and the Adviser’s collaboration with the subad-visers on the Fund’s use of leverage and the Fund’s distribution rate.

The Board reviewed the Fund’s investment performance by reviewing the Fund’s net asset value (“NAV”) and market price returns for the three month, six month, one year, three year, five year and since inception periods ended February 28, 2010 and compared it to the NAV and market price returns of a custom blended peer group of funds selected by the Adviser emphasizing large capitalization value and/or dividend paying common or preferred stocks (“equity peer group”) and a peer group of funds selected by the Adviser investing primarily in municipal securities with long maturities that are investment grade (“municipal peer group”) (the equity peer group together with the municipal peer group, the “custom blended peer group”) and to the Russell 1000 Value Index and the Barclays Capital Municipal Bond Index for the same time periods. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective. The Board also considered the impact of leverage on the Fund’s performance for the twelve months ended February 28, 2010 and since inception. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to TS&W and SMC.

The Board considered the Fund’s advisory fee (which includes the subadvisory fees paid to TS&W and SMC) and expense ratio compared to the equity peer group and municipal peer group and to the custom blended peer group as a whole and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the funds within the custom blended peer group and the custom blended peer group as a whole.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the subadvisory fees to TS&W and SMC.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue.

TS&W Subadvisory Agreement

With respect to the nature, extent and quality of services provided by TS&W, the Board considered the qualifications, experience and skills of TS&W’s portfolio management and other key personnel. The Board considered TS&W’s ability to achieve the Fund’s investment objective as it relates to the Equity and Income Portfolio of providing a high level of after-tax return and in managing the portfolio’s equity and high yield securities, preferred stocks and real estate investment trusts for purposes of generating income. The Board compared the equity portion of the Equity and Income Portfolio’s performance to the Russell 1000 Value Index and the S&P 500 Index for the twelve months ended March 31, 2010, noting that absolute NAV performance was good but that the equity portion of the portfolio had under-performed the benchmark indices as the equity portfolio was not invested in certain non-dividend paying stocks that had outperformed. The Board also compared the fixed income portion of the Equity and Income Portfolio to a blended index of the Merrill Lynch High Yield Master II Index and Merrill Lynch Preferred Index for the same period. The Board noted the relative underperformance of the fixed income portion of the portfolio was primarily due to a bias toward higher quality bonds in the portfolio. The Board noted that the Equity and Income Portfolio’s performance has outperformed the S&P 500 Index since the Fund’s inception in 2004.

30 | Semiannual Report | June 30, 2010

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |Board Considerations continued

The Board reviewed the subadvisory fee paid by the Adviser to TS&W and compared it to the fees charged by TS&W to other investment company clients for which TS&W serves as adviser. The Board noted that the sub-advisory fee charged to the Fund was lower than the advisory fees charged by TS&W to its other investment company clients.

With respect to the costs of services to be provided and profits realized by TS&W from its relationship to the Fund, the Board reviewed information regarding the revenues TS&W received under the TS&W Subadvisory Agreement and estimated direct and indirect allocated expenses of TS&W in providing services under the TS&W Subadvisory Agreement.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end funds assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by TS&W from its relationship with the Fund, including its use of soft dollars, and other business relationships of affiliates of TS&W with the Adviser. The Board noted TS&W’s statement that it receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of TS&W.

SMC Subadvisory Agreement

With respect to the nature, extent and quality of the services provided by SMC, the Board considered the qualifications, experience and skills of the SMC portfolio management team and other key personnel. In evaluating the performance of the Municipal Portfolio, the Board considered SMC’s success in achieving the Fund’s investment objective as it relates to the Municipal Portfolio of providing a high level of tax-advantaged income and the portfolio management team’s performance track record for the Municipal Portfolio. The Board noted that the Municipal Portfolio had outperformed its primary benchmark index, the Barclays Long Municipal Bond Index, during the twelve months ended March 31, 2010, and noted SMC’s view that this performance was primarily due to lengthening the duration of the portfolio at the beginning of the year and that the portfolio had a significantly higher coupon than the Barclays Long Municipal Bond Index.

The Board reviewed the subadvisory fee paid by the Adviser to SMC and compared it to the fees charged by SMC to other products for which it provides services.

With respect to the costs of services provided and profits realized by SMC from its relationship to the Fund, the Board reviewed the revenues received by SMC under the SMC Subadvisory Agreement and SMC’s estimated profitability thereof.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits to SMC and its affiliates to be derived from its relationship with the Fund, including the market awareness SMC gains by managing the Fund’s Municipal Portfolio.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser, TS&W and SMC.

Semiannual Report | June 30, 2010 | 31

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Information|

Board of Trustees	Officers	Investment Manager –	Preferred Stock –
Matthew J.Appelstein*	J. Thomas Futrell	Equity and Income	Dividend Paying Agent
	Chief Executive Officer	Thompson, Siegel &	The Bank of
Randall C. Barnes		Walmsley LLC	New York Mellon
	Kevin Robinson	Richmond,Virginia	New York, New York
Steven D. Cosler	Chief Legal Officer
	Chief Financial Officer,	Municipals	Skadden, Arps, Slate,
L. Kent Moore	Chief Accounting Officer	SMC Fixed Income	Meagher & Flom LLP
	and Treasurer	Management, LP	Chicago, Illinois
Ronald A. Nyberg		Princeton, New Jersey
	Vincent R. Giordano		Independent Registered
Ronald E.Toupin, Jr.	Vice President	Investment Adviser and	Public Accounting Firm
		Administrator	Ernst &Young LLP
* Trustee is an “interested person” of the	George Gregorio	Claymore Advisors, LLC	Chicago, Illinois
Fund as defined in the Investment	Vice President	Lisle, Illinois
Company Act of 1940, as amended.
	Roberto W. Roffo	Custodian and
	Vice President	Transfer Agent
The Bank of
	Bruce Saxon	New York Mellon
	Chief Compliance Officer	New York, New York

Mark E. Mathiasen
Secretary

Elizabeth H. Hudson
Assistant Secretary

Privacy Principles of TS&W/Claymore Tax-Advantaged Balanced Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
        The Bank of New York Mellon, 101 Barclay 11E,, New York, NY 10286; (866) 488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866)882-0688, by visiting Claymore’s website at www.claymore.com/tyw or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore’s website at www.claymore.com/tyw. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock and preferred stock in the open market.

Effective 7/19/2010, the By-Laws of the Fund were changed as follows: If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of Shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the Fund Managers|

TS&W/ClaymoreTax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP andThompson, Siegel &Walmsley LLC.The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations ofTYW.

Claymore Advisors, LLC

Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies. Claymore Advisors, LLC is responsible for the Fund’s overall asset allocation.

SMC Fixed Income Management, LP

SMC Fixed Income Management, LP (“SMC”) is a subsidiary of Spring Mountain Capital LP (“Spring Mountain”). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC’s Investment Philosophy and Process

SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm’s evaluation of the issuer’s creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets.The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC’s proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

Thompson, Siegel & Walmsley LLC (TS&W)

Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals.The firm is a majority owned subsidiary of Old Mutual (US) Holdings Inc.TS&W is responsible for the day-today management of the equity and taxable income securities portion of the Fund.

TS&W Investment Philosophy and Process

Thompson, Siegel & Walmsley LLC’s investment process is value-driven and team-oriented.TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend paying stocks that meet its investment criteria.TS&W’s investment process uses a combination of quantitative and qualitative methods based on a four-factor screen. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other stocks and as compared to their industry or sector peers.The third factor considers the relative earnings prospects of the company.The fourth factor involves looking at the company’s recent price action.TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company.They evaluate publicly available information including sell-side research, company filings, and trade periodicals.The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues.They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics.The product team meets periodically to discuss each stock’s place in the portfolio.TS&W employs a consistent sell discipline.

TS&W’s Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (08/10)

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

TYW-SAR-0610

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not Applicable

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(a)(3)       Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  TS&W/Claymore Tax-Advantaged Balanced Fund

By: /s/ J. Thomas Futrell
____________________________________________________________________

Name:	J. Thomas Futrell
Title:	Chief Executive Officer
Date:	September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ J. Thomas Futrell
____________________________________________________________________

Name:	J. Thomas Futrell
Title:	Chief Executive Officer
Date:	September 1, 2010

By: /s/ Steven M. Hill
____________________________________________________________________

Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	September 1, 2010